DEMAND NOTE

This Demand Note Payable on Demand (the "Note") is made and effective this 2nd day of April, 2018,

BETWEEN:

CONNECT X CAPITAL MARKETS, LLC (the "Lender"), a limited liability company with its principal place of business located at:

15500 Roosevelt Blvd, Suite 301

Clearwater, FL  33760

AND:

ENDURANCE EXPLORATION GROUP, INC., (the "Borrower"), a corporation organized and existing under the laws of the State of Nevada, with its principal place of business located at:

15500 Roosevelt Blvd, Suite 301

Clearwater, FL  33760

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promises to pay to the order of Lender, the sum of Three Hundred Thirty-Seven Thousand Dollars ($337,000) together with interest of five percent (5%) per annum on the unpaid balance from the date of this Note. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof, but no later than December 1, 2023.

Upon default in making payment within thirty (30) days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of Florida.  All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

This Note is and will be secured by a certain first priority security interest in all of the tangible and intangible property of the Borrower, to be recorded in all applicable governmental offices. The parties shall execute a separate security agreement, in form and substance acceptable to the Lender in all respects. Borrower agrees to execute any such security agreements presented by the Lender or other documents required by the Lender in order to perfect its security interest in the above described property. Said Security Agreement and any other instruments and documents executed in connection with or given as security for this Note shall hereinafter be referred to collectively as the “Loan Documents.” All of the terms, covenants, conditions, representations and warranties contained in the Loan Documents are hereby made part of this Note to the same extent and with the same force and effect as if fully set forth herein.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER

BORROWER

CONNECT X CAPITAL MARKETS, LLC

ENDURANCE EXPLORATION GROUP, INC.,

a Florida limited liability company

a Nevada corporation

/s/ David Lopez

/s/ Carl Dilley

David Lopez, Manager

Carl Dilley, Officer and Director